UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – April 5, 2009
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-22810	03-0311630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

(267) 317-4009
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (b)       Dr. Constantine N. Papadakis, a member of the Board of Directors of Mace Security International Inc., passed away unexpectedly on Sunday, April 5, 2009.  Dr. Papadakis had served as a director since May, 1999 and chaired the board’s compensation committee and served on the board’s audit committee and the nominating committee.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.  The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release Dated April 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	April 6, 2009	Mace Security International, Inc.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated April 6, 2009.